EXECUTION COPY

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                    CATERPILLAR FINANCIAL ASSET TRUST 2003-A

                      Class A-1 1.22938% Asset Backed Notes

                       Class A-2 1.25% Asset Backed Notes

                       Class A-3 1.66% Asset Backed Notes

                        Class B 2.27% Asset Backed Notes

                                    INDENTURE

                             Dated as of May 1, 2003

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                         U.S. BANK NATIONAL ASSOCIATION

                                Indenture Trustee

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                 RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                     ACT OF 1939 AND INDENTURE PROVISIONS*

                                Trust Indenture Act Section                         Indenture Section
          310(a)(1).....................................................                  6.11
               (a)(2)...................................................                  6.11
               (a)(3)...................................................                  6.10
               (a)(4)...................................................              Not Applicable
               (b)......................................................               6.08, 6.11
               (c)......................................................              Not Applicable
          311(a)                                                                          6.12
               (b)......................................................                  6.12
          312(a)                                                                          7.01(a)
               (b)......................................................                  7.02(b)
               (c)......................................................                  7.02(c)
          313(a)                                                                          7.04
               (b)......................................................                  7.04
               (c)......................................................                  7.04
               (d)......................................................                  7.04
          314(a)                                                                      3.09, 7.03(a)
               (b)......................................................                  3.06
               (c)(1)...................................................        2.09, 8.04(b), 11.01(a)
               (c)(2)...................................................        2.09, 8.04(b), 11.01(a)
               (c)(3)...................................................        2.09, 8.04(b), 11.01(a)
               (d)(1)...................................................        2.09, 8.04(b), 11.01(a)
               (d)(2)...................................................             Not Applicable
               (d)(3)...................................................             Not Applicable
               (e)......................................................                 11.01(a)
          315(a)                                                                          6.01(b)
               (b)......................................................                  6.05
               (c)......................................................                  6.01(a)
               (d)......................................................                  6.01(b)
               (d)(1)...................................................                  6.01(b)
               (d)(2)...................................................                  6.01(c)
               (d)(3)...................................................                  6.01(c)
               (e)......................................................                  5.13
          316(a)(1)(A)..................................................                  5.11
          316(a)(1)(B)..................................................                  5.12
          316(a)(2).....................................................             Not Applicable
          316(b)                                                                          5.07
          317(a)(1).....................................................                  5.03
          317(a)(2).....................................................                  5.03
          317(b)                                                                          5.03
          318(a)                                                                         11.07

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*This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

i

         SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by Indenture

         SECTION 5.07.  Unconditional Rights of Noteholders to Receive Principal

         SECTION 7.01.  Issuer To Furnish Indenture Trustee Names and Addresses

         SECTION 11.04. Notices, etc. to Indenture Trustee, Issuer and Rating

         EXHIBITS

v

         This INDENTURE dated as of May 1, 2003, is hereby executed by and between CATERPILLAR FINANCIAL ASSET TRUST 2003-A, a Delaware statutory trust
(the "Issuer" or the "Trust"), and U.S. BANK NATIONAL ASSOCIATION, as trustee and not in its individual capacity (the "Indenture Trustee").

         Each party agrees as follows for the benefit of the other party and for the benefit of the Holders of the Issuer's Class A-1 1.22938% Asset Backed
Notes, Class A-2 1.25% Asset Backed Notes, Class A-3 1.66% Asset Backed Notes
(collectively, the "Class A Notes") and the Class B 2.27% Asset Backed Notes
(the "Class B Notes", and together with the Class A Notes, the "Notes") as provided in this Indenture:

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all of the
Issuer's right, title and interest, whether now owned or hereafter acquired, in, to and under (a) the Receivables and all obligations of the Obligors thereunder, including all moneys (including accrued interest) due thereon on or after the
Cut-off Date; (b) the security interests in the Transaction Equipment granted by
Obligors pursuant to the Receivables and any other interest of the Issuer in the
Transaction Equipment; including any Liquidation Proceeds; (c) any proceeds with respect to the Receivables from claims on any physical damage, credit life, liability and/or disability insurance policies covering Financed Equipment or
Obligors; (d) the Purchase Agreement, including the right assigned to the Issuer to cause CFSC to repurchase Receivables from the Seller under certain circumstances described therein; (e) the Trust Account Property, including all money on deposit from time to time in the Trust Accounts, including the Reserve
Account Initial Deposit, and in all investments and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount); (f) the Sale and
Servicing Agreement (including all rights of the Seller under the Purchase
Agreement assigned to the Issuer pursuant to the Sale and Servicing Agreement);
(g) the rights of the Seller in any proceeds from recourse to Dealers on
Receivables or any other amounts owing by Dealers on Receivables; (h) any proceeds of repossessed or returned Transaction Equipment; and (i) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds, products, rents, receipts or profits of the conversion, voluntary or involuntary, into cash or other property, all cash and non-cash proceeds, accounts, accounts receivable, notes, drafts, general intangibles, documents, money, certificates of deposit, letters of credit, advices of credit, goods, investment property, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property consisting of, arising from or relating to all or any part of any of the foregoing or any proceeds thereof (collectively, the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties as required in this Indenture.

         In connection with the foregoing Grant, the Issuer makes the following representations and warranties as to the Collateral to the Indenture Trustee.
Such representations and warranties speak of the execution and delivery of this
Indenture.

        (a) Title. The Issuer owns and has good and marketable title to the Collateral free and clear of any Lien, claim or encumbrance of any Person.

        (b) Priority. Other than the Security Interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the
Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The
Issuer is not aware of any judgment or tax lien filings against the Issuer. None of the Contracts that constitute or evidence the Receivables has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Issuer or the Indenture Trustee.

        (c)    Security Interest. This Indenture creates a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of the Indenture
Trustee, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Issuer.

        (d)    Characterization of Collateral. The Collateral constitutes either "tangible chattel paper," "accounts" or "general intangibles" within the meaning of the
UCC.

        (e)     All Actions Taken. All original executed copies of each Contract that constitute or evidence the Receivables have been delivered to the Custodian. The
Issuer has received a written acknowledgment from the Custodian that the
Custodian is holding the Contracts that constitute or evidence the Receivables solely on behalf and for the benefit of the Indenture Trustee. The Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdiction under applicable law in order to perfect the security interest in the Collateral granted to the Indenture Trustee hereunder.

        (f)    Perfection of Security Interest in Financed Equipment. The Issuer has taken all steps necessary to perfect its security interest against the Obligors in the property securing the Contracts.

         So long as any Notes are Outstanding (i) the Indenture Trustee shall not waive or impair, or fail to assert rights under, the foregoing representations or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders and (ii) the foregoing representations shall survive the termination of this Agreement.

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

        SECTION 1.01.(a) Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

         "Act" has the meaning specified in Section 11.03(a).

         "Administration Agreement" means the Administration Agreement dated as of May 1, 2003, among the Administrator, the Issuer and the Indenture Trustee.

         "Administrator" means CFSC or any successor Administrator under the
Administration Agreement.

         "Affiliate" means, with respect to any specified Person, any other
Person controlling or controlled by or under common control with such specified
Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and
"controlled" have meanings correlative to the foregoing.

         "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Owner
Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the
Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the
Administration Agreement and who is identified on the list of Authorized
Officers (containing the specimen signatures of such officers) delivered by the
Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter); provided, however, that for purposes of Section 3.09 such officer of the Administrator must be any of the chief executive officer, chief financial officer or chief accounting officer.

         "Basic Documents" means the Certificate of Trust, the Trust Agreement, the Purchase Agreement, the Sale and Servicing Agreement, the Administration
Agreement, the Depository Agreement, the Custodial Agreement, the Notes, the
Certificate and other documents and certificates delivered in connection therewith.

         "Book-Entry Class A Notes" means a beneficial interest in the Class A
Notes, ownership and transfers of which shall be made through book entries by a
Clearing Agency as described in Section 2.10.

         "Book-Entry Class B Notes" means a beneficial interest in the Class B
Notes, ownership and transfers of which shall be made through book entries by a
Clearing Agency as described in Section 2.10.

         "Book-Entry Notes" means the Book-Entry Class A Notes and the
Book-Entry Class B Notes.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the City of New York,
Chicago, Illinois or Nashville, Tennessee or in such other location as the
Corporate Trust Office may be located are authorized or obligated by law, regulation or executive order to remain closed.

         "Certificate" has the meaning assigned to it in the Trust Agreement.

         "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement.

         "CFSC" means Caterpillar Financial Services Corporation, a Delaware corporation, and its successors.

         "Class A Noteholders" means the Holders of the Class A-1 Notes, the
Class A-2 Notes and the Class A-3 Notes.

         "Class A Note Owner" means, with respect to a Book-Entry Class A Note, the Person who is the owner of such Book-Entry Class A Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing
Agency).

         "Class A Notes" means, collectively, the Class A-1 Notes, the Class A-2
Notes and the Class A-3 Notes.

         "Class A-1 Note" means any Note, substantially in the form of Exhibit
B, designated therein as a Class A-1 1.22938% Asset Backed Note.

         "Class A-2 Note" means any Note, substantially in the form of Exhibit
B, designated therein as a Class A-2 1.25% Asset Backed Note.

         "Class A-3 Note" means any Note, substantially in the form of Exhibit
B, designated therein as a Class A-3 1.66% Asset Backed Note.

         "Class A-1 Note Interest Rate" means, for any Distribution Date,
1.22938% per annum.

         "Class A-2 Note Interest Rate" means, for any Distribution Date, 1.25%
per annum.

         "Class A-3 Note Interest Rate" means, for any Distribution Date, 1.66%
per annum.

         "Class B Noteholders" means the Holders of the Class B Notes.

         "Class B Note Owner" means, with respect to a Book-Entry Class B Note, the Person who is the owner of such Book-Entry Class B Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing
Agency).

         "Class B Notes" means any Note, substantially in the form of Exhibit C, designated therein as a Class B 2.27% Asset Backed Note.

         "Class B Note Interest Rate" means, for any Distribution Date, 2.27%
per annum.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing
Agency effects book-entry transfers and pledges of securities deposited with the
Clearing Agency.

         "Closing Date" means May 28, 2003.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         "Collateral" has the meaning specified in the Granting Clause of this
Indenture.

         "Corporate Trust Office" means the office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at date of the execution of this Agreement is located at 400 North
Michigan Avenue, Second Floor, Chicago, Illinois 60611, Attention: Caterpillar
Financial Asset Trust 2003-A, except that for purposes of Section 3.02, such term shall mean the office or agency of the Indenture Trustee in the Borough of
Manhattan in the City of New York, which office at the date hereof is located at
100 Wall Street, Suite 1600, New York, New York 10005, or at such other address as the Indenture Trustee may designate from time to time by notice to the
Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture
Trustee will notify the Noteholders and the Seller); provided, that for the purposes of Section 3.02, the address of any such office shall be in the Borough of Manhattan in the City of New York.

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Definitive Notes" has the meaning specified in Section 2.10.

         "Depository Agreement" means the agreement among the Issuer, the
Indenture Trustee, the Administrator, and The Depository Trust Company, as the
initial Clearing Agency, dated May 28, 2003.

         "Distribution Date" means the 25th day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 2003.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

         "Event of Default" has the meaning specified in Section 5.01.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Executive Officer" means, with respect to any corporation, the Chief
Executive Officer, Chief Operating Officer, Chief Financial Officer, President,
Executive Vice President, any Vice President, the Secretary or the Treasurer of
such corporation; and with respect to any partnership, any general partner thereof.

         "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring
Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

         "Indenture" means this Indenture as amended or supplemented from time to time.

         "Indenture Trustee" means U.S. Bank National Association, a national banking association, as Indenture Trustee under this Indenture, or any successor
Indenture Trustee under this Indenture.

         "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b)
does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and who shall be satisfactory to the Indenture Trustee, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this
Indenture and that the signer is Independent within the meaning thereof.

         "Issuer" means Caterpillar Financial Asset Trust 2003-A or any successor thereto and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

         "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "Monetary Event of Default" means any Event of Default that occurs pursuant to Section 5.01(i) or 5.01(ii).

         "Net APR" means, with respect to a Receivable, its APR less the
Servicing Fee Rate.

         "Non-Monetary Event of Default" means any Event of Default which is not a Monetary Event of Default.

         "Note Interest Rate" means the Class A-1 Note Interest Rate, the Class
A-2 Note Interest Rate, the Class A-3 Note Interest Rate or the Class B Note
Interest Rate, as applicable.

         "Note Owner" means a Class A Note Owner and a Class B Note Owner, as applicable.

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04.

         "Notes" means, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class B Notes.

         "Officer's Certificate" means a certificate signed by any Authorized
Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this
Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to CFSC and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as
Indenture Trustee, shall comply with any applicable requirements of Section
11.01, and shall be in form and substance satisfactory to the Indenture Trustee.

         "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore cancelled by the Note Registrar or
         delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture
         Trustee or any Paying Agent in trust for the Holders of such Notes
         (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

                  (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such
         Notes are held by a protected purchaser;

provided that in determining whether the Holders of the requisite Outstanding
Principal Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document,
Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any
Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded; provided, further, that (i) at any time following an Event of Default, in determining whether the Holders of the requisite
Outstanding Principal Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic
Document, and (ii) at any time following a Servicer Default, in determining whether the Holders of the requisite Outstanding Principal Amount may terminate all the rights and obligations of the Servicer or waive any Servicer Default to the extent set forth in Section 8.01 of the Sale and Servicing Agreement, the
Class B Notes shall be disregarded and deemed not to be Outstanding unless no
Class A Notes are Outstanding. Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not any such person.

         "Outstanding Principal Amount" means the aggregate principal amount of all Notes, or a class of Notes, as applicable, Outstanding at the date of determination.

         "Owner Trustee" means Chase Manhattan Bank USA, National Association, a
Delaware banking corporation, not in its individual capacity but solely as Owner
Trustee under the Trust Agreement, or any successor Owner Trustee under the
Trust Agreement.

         "Paying Agent" means the Indenture Trustee or any Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make the payments to and distributions from the
Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         "Person" means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan" means any employee benefit plan or other retirement plan, account or arrangement, including an individual retirement account or annuity or collective investment fund or insurance company general or separate account in which assets of such plans, accounts or arrangements are invested, whether or not subject to the fiduciary responsibility or prohibited transaction provisions of ERISA, Section 4975 of the Code or Similar Law.

         "Plan Assets" mean assets that are treated as "plan assets" of any Plan for purposes of applying Title I of ERISA, Section 4975 of the Code or Similar
Law or otherwise.

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Rating Agency" means Moody's and Standard & Poor's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Issuer, notice of which designation shall be given to the
Indenture Trustee, the Owner Trustee and the Servicer.

         "Rating Agency Condition" means, with respect to any action, that each
Rating Agency shall have been given 10 days prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer and the
Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of any Class of the Notes.

         "Record Date" means, with respect to a Distribution Date or Redemption
Date, (i) if the Notes are held in book-entry form, the close of business on the calendar day immediately preceding such Distribution Date or Redemption Date or
(ii) if the Notes are held in definitive form, the last calendar day of the month preceding the month in which such Distribution Date or Redemption Date occurs.

         "Redemption Date" means the Distribution Date specified by the Servicer or the Issuer pursuant to Section 10.01.

         "Redemption Price" means in the case of a redemption of the Class A-3
Notes and the Class B Notes pursuant to Section 10.01, (i) with respect to the
Class A-3 Notes, an amount equal to the unpaid amount of the Class A-3 Notes redeemed plus accrued and unpaid interest thereon at the Class A-3 Note Interest
Rate to but excluding the Redemption Date, and (ii) with respect to the Class B
Notes, an amount equal to the unpaid principal amount of the Class B Notes redeemed plus accrued and unpaid interest thereon at the Class B Note Interest
Rate, to but excluding the Redemption Date.

         "Registered Holder" means the Person in whose name a Note is registered in the Note Register on the applicable Record Date.

         "Responsible Officer" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Trust Officer, Secretary,
Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of May 1, 2003, among the Issuer, the Seller and the Servicer.

         "Schedule Of Receivables" means the listing of the Receivables set forth in Exhibit A (which exhibit may be in the form of microfiche).

         "Similar Law" means any federal, state, local, non-U.S. or other laws or regulations that contain provisions similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section
4975 of the Code.

         "State" means any one of the 50 states of the United States of America or the District of Columbia.

         "Successor Servicer" has the meaning specified in Section 3.07(e).

         "Trust" means Caterpillar Financial Asset Trust 2003-A.
          -----

         "Trust Agreement" means the Trust Agreement, as amended and restated as of May 1, 2003, between the Seller and the Owner Trustee.

         "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as in force on the date hereof, unless otherwise specifically provided.

         "UCC" means, unless the context otherwise requires, the Uniform
Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

         "U.S. Person" has the meaning specified in Section 2.13(b).

         (b) Other Definitional Provisions. (1) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Sale and
Servicing Agreement or, if not defined therein, in the Trust Agreement.

         (2) All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (3) As used in this Indenture and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Indenture or in any such certificate or other document shall control.

         (4) The words "hereof," "herein," "hereunder," and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; Section and Exhibit references contained in this Indenture are references to Sections and Exhibits in or to this Indenture unless otherwise specified; and the term "including"
shall mean "including without limitation."

         (5) The definitions contained in this Indenture are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

        SECTION 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this
Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

        SECTION 1.03. Calculations of Interest. All calculations of interest made hereunder shall be made, with respect to the Class A-1 Notes, on the basis of a year of 360 days and the actual number of days elapsed and with respect to the
Class A-2 Notes, the Class A-3 Notes and the Class B Notes, on the basis of a year of 360 days of twelve 30-day months.

                                    ARTICLE II

                                    THE NOTES

        SECTION 2.01. Form. The Class A-1, Class A-2 and Class A-3 Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibit B, and the Class B Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit C, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any
Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Each Note shall be dated the date of its authentication. The terms of the Class A Notes set forth in Exhibit B and the terms of the Class B Notes set forth in Exhibit C are part of the terms of this Indenture.

        SECTION 2.02.     Execution,  Authentication  and Delivery.  The Notes
shall be executed on behalf of the Issuer by any of its  Authorized  Officers.
The  signature  of any such  Authorized  Officer  on the  Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         On the Closing Date, the Indenture Trustee shall authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of
$226,300,000, Class A-2 Notes for an original issue in an aggregate principal amount of $143,000,000, Class A-3 Notes for an original issue in an aggregate principal amount of $284,500,000 and Class B Notes for an original issue in an aggregate principal amount of $17,000,000. The aggregate principal amount of
Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class B Notes outstanding at any time may not exceed such amounts, respectively, except as provided in
Section 2.05.

         Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

        SECTION 2.03. Temporary Notes. Pending the preparation of definitive Notes, the
Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the definitive
Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive
Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

        SECTION 2.04. Registration; Registration of Transfer and Exchange. The
Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The
Indenture Trustee shall be the initial "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note
Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive
Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, if the applicable requirements of Article 8 of the UCC are met the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same class in any authorized denominations, of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes of the same class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency.
Whenever any Notes are so surrendered for exchange, if the applicable requirements of Article 8 of the UCC are met, the Issuer shall execute, and the
Indenture Trustee shall authenticate and the Noteholder shall obtain from the
Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

         Subject to Section 2.13(b), all Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this
Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the
Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the
Corporate Trust Office is located, by a member firm of a national securities exchange or by another institution required to be accepted as a signature guarantor by Rule 17Ad-15 of the Exchange Act, and such other documents as the
Indenture Trustee may require.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 9.06 not involving any transfer.

         The preceding provisions of this section notwithstanding, the Issuer shall not be required to make, and the Note Registrar need not register, transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the
Note.

        SECTION 2.05. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated
Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the
Indenture Trustee that such Note has been acquired by a protected purchaser, and provided that the applicable requirements of Article 8 of the UCC are met, the
Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated
Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the
Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section, the
Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Except as set forth in the first paragraph of this Section 2.05, every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

        SECTION 2.06. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the
Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the
Indenture Trustee shall be affected by notice to the contrary.

        SECTION 2.07. Payment of Principal and Interest; Defaulted Interest. (a) The
Class A Notes shall accrue interest as provided in the form of the Class A Note set forth in Exhibit B and the Class B Notes shall accrue interest as provided in the form of the Class B Note set forth in Exhibit C, and in each case such interest shall be payable on each Distribution Date as specified therein, subject to Section 3.01. Subject to Section 2.13(b), any installment of interest or principal, if any, or any other amount, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable
Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note
Register on such Record Date, (i) except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record
Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and (ii) except for
(A) the final installment of principal payable with respect to such Note on a
Distribution Date and (B) the Redemption Price for any Note called for redemption pursuant to Section 10.01(a), in each case which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

         (b) The principal of each Class A Note shall be payable in installments on each Distribution Date as provided in the form of Class A Note set forth in
Exhibit B. The principal of the Class B Notes shall be payable in installments on each Distribution Date as provided in the form of Class B Note set forth in
Exhibit C. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture
Trustee or the Holders of the Notes representing a majority of the Outstanding
Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02. All principal payments on each class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. Upon notice to the Indenture Trustee by the Issuer, the Indenture
Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the
Issuer expects that the final installment of principal of and interest on such
Note will be paid. Such notice shall be mailed no later than five Business Days prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

         (c) If the Issuer defaults in a payment of interest on the Notes, the
Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate in any lawful manner.
The Issuer may pay such defaulted interest to the persons who are Noteholders on a subsequent special record date, which date shall be fixed or caused to be fixed by the Issuer and shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

        SECTION 2.08. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee.
No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this
Indenture. All cancelled Notes may be held or disposed of by the Indenture
Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

        SECTION 2.09. Release of Collateral. Subject to Section 3.03 and Section 11.01,
the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA ss.ss.
314(c) and 314 (d)(1) or an Opinion of Counsel in lieu of such Independent
Certificates to the effect that the TIA does not require any such Independent
Certificates.

        SECTION 2.10. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of a typewritten Note or Notes representing the Book-Entry
Notes, to be delivered to The Depository Trust Company, the initial Clearing
Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co.,

the nominee of the initial Clearing Agency, and no Note Owner will receive a
Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the
"Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

                  (i) the provisions of this Section shall be in full force and effect;

                  (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this
         Indenture (including the payment of principal of and interest on the
         Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note
         Owners;

                  (iii) to the extent that the provisions of this Section
         conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                  (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Depository Agreement.
         Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the
         Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency
         Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Principal Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the
         Indenture Trustee.

        SECTION 2.11. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section
2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to the Note Owners.

        SECTION 2.12. Definitive Notes. If (i) the Issuer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Issuer is unable to locate a qualified successor, (ii) the Issuer at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of
Default or a Servicer Default, Note Owners representing beneficial interests aggregating a majority of the Outstanding Principal Amount of the Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note
Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of
Definitive Notes to Note Owners requesting the same. Subject to Section 2.13(b), upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture
Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.
Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the
Holders of the Definitive Notes as Noteholders.

        SECTION 2.13. Representations and Covenants by Noteholders and Note Owners. (a)
Each Noteholder and Note Owner, by acceptance of a Note, or in the case of a
Note Owner, a beneficial interest in a Note, will be deemed to have represented and warranted for the benefit of the Seller, the Servicer, the Indenture
Trustee, the Owner Trustee and the Issuer that either (I) no portion of the assets used by such Noteholder or Note Owner to Acquire or hold the Note or beneficial interest therein constitutes Plan Assets of any Plan or (II) the purchase and holding of the Note by such Noteholder or Note Owner will not constitute a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation under any applicable Similar Law.

         (b) Each Class B Noteholder and Class B Note Owner, by acceptance of a
Class B Note, or in the case of a Note Owner, a beneficial interest in a Class B
Note, will be deemed to have represented and warranted for the benefit of the
Seller, the Issuer and the Indenture Trustee that it is (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States, any state thereof, or any political subdivision of either (including the District of Columbia) or (iii) an estate or trust, the income of which is includible in gross income for United States tax purposes, regardless of its source (any such person described in clauses (i),
(ii) or (iii), a "U.S. Person"). The Class B Notes may not be registered in the name of, or transferred to, persons who are not U.S. Persons and any purported transfer of an interest in a Class B Notes to a person that is not a U.S. Person shall be void, subject in the case of Class B Notes held in book-entry form to the rules, regulations and procedures of the Clearing Agency. If requested by the Seller, the Issuer or the Administrator, each Class B Noteholder or Class B
Note Owner agrees to deliver to the Seller an affidavit and related tax forms certifying generally to the effect that, under penalty of perjury, such investor is a U.S. Person.

                                   ARTICLE III

                                    COVENANTS

        SECTION 3.01. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed the amounts on deposit in the Collection
Account and the Reserve Account in accordance with Article 5 of the Sale and
Servicing Agreement, subject to Section 5.04(b) or 5.04(c). Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal and/or premium shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

        SECTION 3.02. Maintenance of Office or Agency. The Issuer will maintain in the Borough of Manhattan, in the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Corporate Trust Office to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture
Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the
Indenture Trustee as its agent to receive all such surrenders, notices and demands.

        SECTION 3.03. Money for Payments To Be Held in Trust. As provided in Section
8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account or the Reserve
Account pursuant to Section 8.02(b) shall be made on behalf of the Issuer by the
Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from such accounts for payments of Class A Notes and Class B Notes, respectively, shall be paid over to the Issuer. Unless the Paying Agent is the Indenture
Trustee, the Issuer shall promptly notify the Indenture Trustee of its action or failure so to act.

         The Issuer will cause each Paying Agent other than the Indenture
Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture
Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such
         Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the
         Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the
         Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of
         Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed

         thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer
Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and
upon such payment by any Paying Agent to the Indenture Trustee, such Paying
Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust, and the Indenture Trustee or such Paying Agent, as the case may be, shall give prompt notice of such occurrence to the Issuer and shall release such money to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof
(but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such
Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture
Trustee or of any Paying Agent, at the last address of record for each such
Holder).

        SECTION 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of
Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

        SECTION 3.05. Protection of Trust Estate. The Issuer will from time to time take all actions necessary, including without limitation preparing, executing, delivering and filing all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, if applicable, and will take such other action necessary or advisable to:

                  (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any
         Grant made or to be made by this Indenture:

                  (iii) enforce any of the Collateral; or

                  (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust
         Estate against the claims of all persons and parties.

         The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section.

        SECTION 3.06. Opinions as to Trust Estate. (a) On the Closing Date, the
Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including without limitation with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are so necessary and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to maintain the perfection of such lien and security interest.

         (b) On or before April 30 in each calendar year, beginning in 2004, the
Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including without limitation with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is so necessary and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Indenture until April 30 in the following calendar year.

        SECTION 3.07. Performance of Obligations; Servicing of Receivables. (a) The
Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such
Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of
the Issuer shall be deemed to be action taken by the Issuer. Initially, the
Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by it by the terms of this
Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the
Indenture Trustee or the Holders of a majority of the Outstanding Principal
Amount of the Notes.

         (d) If the Issuer shall have knowledge of the occurrence of a Servicer
Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a
Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

         (e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 8.01 of the Sale and Servicing Agreement, the Indenture Trustee shall appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the
Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the Servicer ceases to act as
Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as the
Servicer by giving written notice of such resignation to the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Indenture Trustee shall obtain a new servicer as the Successor Servicer under the Sale and Servicing Agreement. Any Successor Servicer other than the
Indenture Trustee shall (i) be an established financial institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of equipment receivables and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Servicer. If the Indenture
Trustee is unable to act as Successor Servicer, the Indenture Trustee may
appoint, or may petition a court of competent jurisdiction to appoint, a
Successor Servicer. In connection with any such appointment, the Indenture
Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and in accordance with Section 8.02 of the
Sale and Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Indenture Trustee). If the Indenture Trustee shall succeed

to the Servicer's duties as servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as
Indenture Trustee and, accordingly, the provisions of Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as the successor to the
Servicer and the servicing of the Receivables. In case the Indenture Trustee shall become successor to the Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its
Affiliates, provided that it shall be fully liable for the actions and omissions of such Affiliate in such capacity as Successor Servicer.

         (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the
Indenture Trustee. As soon as a Successor Servicer is appointed, the Indenture
Trustee shall notify the Issuer and the Seller of such appointment, specifying in such notice the name and address of such Successor Servicer.

         (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the
Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Indenture Trustee or the Holders of a majority in
Outstanding Principal Amount of the Notes, amend, modify, waiver, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise permitted pursuant to the terms of the Sale and Servicing
Agreement) or the Basic Documents, or waive timely performance or observance by the Servicer or the Seller under the Sale and Servicing Agreement or by CFSC under the Purchase Agreement; provided, however, that no such amendment shall
(i) except to the extent otherwise provided in the Sale and Servicing Agreement, increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such Holders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may reasonably deem necessary or appropriate under the circumstances.

        SECTION 3.08.     Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture, the Trust
         Agreement, the Purchase Agreement or the Sale and Servicing Agreement,
         sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Indenture Trustee;

                  (ii) claim any credit on, or make any deduction from the
         principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former
         Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (iii) dissolve or liquidate in whole or in part; or

                  (iv) (A) permit the validity or effectiveness of this
         Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this
         Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on Financed
         Equipment and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority perfected security interest in the
         Trust Estate (other than with respect to any such tax, mechanics' or other lien).

        SECTION 3.09. Statements as to Compliance. (a) The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the
Issuer (commencing within 120 days after the end of the fiscal year 2003), an
Officer's Certificate stating, as to the Authorized Officer signing such
Officer's Certificate, that

                  (i) a review of the activities of the Issuer during the
         12-month period ending at the end of such fiscal year (or in the case of the fiscal year ending December 31, 2003, the period from the
         Closing Date to December 31, 2003) and of performance under this
         Indenture has been made under such Authorized Officer's supervision;
         and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

        SECTION 3.10.     Issuer May  Consolidate,  etc.,  Only on Certain Terms.
(a) The Issuer shall not  consolidate or merge with or into any other Person, unless

                  (i) the Person (if other than the Issuer) formed by or
         surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no
         Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

                  (v) any action as is necessary to maintain the lien and
         security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         (b) Other than as set forth in clauses (x) and (y) of Section 3.18 and as provided in the Basic Documents, the Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein,
         (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no
         Default or Event of Default shall have occurred and be continuing:

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

                  (v) any action as is necessary to maintain the lien and
         security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

        SECTION 3.11. Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the
Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), Caterpillar Financial Asset Trust 2003-A
will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery to the Indenture Trustee of the Officer's
Certificate and Opinion of Counsel specified in Section 3.10(b)(vi) stating that
Caterpillar Financial Asset Trust 2003-A is to be so released.

        SECTION 3.12.     No Other  Business.  The Issuer  shall not engage in any
business  other than the  purposes  and powers set forth in Section 2.03 of the
Trust Agreement.

        SECTION 3.13.     No Borrowing.  The Issuer shall not issue, incur,  assume,
Guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

        SECTION 3.14. Servicer's Obligations. The Issuer shall cause the Servicer to comply with all of its obligations under the Basic Documents, including without limitation those set forth in Sections 4.09, 4.10, 4.11 and 5.06 of the Sale and
Servicing Agreement.

        SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as
contemplated by the Sale and Servicing Agreement, the Trust Agreement or this
Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

        SECTION 3.16. Capital Expenditures. The Issuer shall not make any expenditure
(by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

        SECTION 3.17. Removal of Administrator. So long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating
Agency Condition shall have been satisfied in connection with such removal.

        SECTION 3.18. Restricted Payments. The Issuer shall not, directly or indirectly,
(i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the
Servicer, the Seller, the Owner Trustee and the Certificateholder as permitted by, and to the extent funds are available for such purpose under, the Sale and
Servicing Agreement and the Trust Agreement and (y) payments to the Indenture
Trustee and the Administrator pursuant to the Administration Agreement. The
Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic
Documents.

        SECTION 3.19. Notice of Events of Default. The Issuer agrees to give the
Indenture Trustee and the Rating Agencies prompt written notice of each Event of
Default hereunder and, immediately after obtaining knowledge of any of the following occurrences, written notice of each default on the part of the
Servicer or the Seller of its obligations under the Sale and Servicing Agreement and each default on the part of CFSC of its obligations under the Purchase
Agreement.

        SECTION 3.20. Further Instruments and Acts. Upon request of the Indenture
Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                  ARTICLE IV

                           SATISFACTION AND DISCHARGE

        SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.02, 3.03, 3.04, 3.05,
3.08, 3.10, 3.11, 3.12, 3.13, 3.17, 3.19, 3.20 and 11.17, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the
Indenture Trustee under Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the
Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the
Notes, when

         (A) either

         (1) all Notes theretofore authenticated and delivered (other than (i)
Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and

held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

         (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation:

                  (i) have become due and payable;

                  (ii) will become due and payable at (A) the Class A-1 Note
         Final Scheduled Distribution Date with respect to the Class A-1 Notes,
         (B) the Class A-2 Note Final Scheduled Distribution Date with respect to the Class A-2 Notes, (C) the Class A-3 Note Final Scheduled
         Distribution Date with respect to the Class A-3 Notes and (D) the Class
         B Note Final Scheduled Distribution Date with respect to the Class B
         Notes; or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer;

         and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the
         Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such
         Notes not theretofore delivered to the Indenture Trustee for cancellation when due to (x) the Class A-1 Note Final Scheduled
         Distribution Date, Class A-2 Note Final Scheduled Distribution Date,
         Class A-3 Note Final Scheduled Distribution Date or Class B Note Final
         Scheduled Distribution Date, as applicable, or Redemption Date (if
         Notes shall have been called for redemption pursuant to Section
         10.01(a)), as the case may be;

         (B) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

         (C) the Issuer has delivered to the Indenture Trustee an Officer's
Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture
Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

        SECTION 4.02. Application of Trust Money. All moneys deposited with the
Indenture Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this
Indenture, to the payment, either directly or through any Paying Agent, as the
Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the
Indenture Trustee, of all sums due and to become due thereon for principal and interest; provided such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

        SECTION 4.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by

 any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.03, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                   ARTICLE V

                                    REMEDIES

        SECTION 5.01. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

                  (ii) default in the payment of the principal of or any
         installment of the principal of any Note when the same becomes due and payable; or

                  (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer
         and the Indenture Trustee by the Holders of at least 25% of the
         Outstanding Principal Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default"
         hereunder; or

                  (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the
         Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                  (v) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or

         the consent by the Issuer to the
         entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust
         Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the commencement of the termination of the Trust pursuant to Section 9.02 of the Trust Agreement, or the taking of action by the Issuer in furtherance of any of the foregoing.

         The Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's
Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) or clause (v), its status and what action the Issuer is taking or proposes to take with respect thereto.

        SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of
Default should occur and be continuing, then and in every such case the
Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Principal Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the
Indenture Trustee if declared by Noteholders), and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the
Holders of Notes representing not less than a majority of the Outstanding
Principal Amount of the Notes, by written notice to the Issuer and the Indenture
Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Indenture
Trustee a sum sufficient to pay

                           (A) all payments of principal of and interest on all
                  Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid or advanced by the Indenture
                  Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

        SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture
Trustee. (a) The Issuer covenants that if (i) default is made in the payment of any interest on

any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable
Note Interest Rate borne by the Notes, and in addition thereto will pay such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture
Trustee may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such
         Proceedings;

                  (iii) to collect and receive any moneys or other property
         payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the
         Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or
         documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture
Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any
Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other
Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor
Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

         (g) In any Proceedings brought by the Indenture Trustee (and also any
Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

        SECTION 5.04.     Remedies; Priorities.  (a)If an Event of  Default  shall have  occurred  and be  continuing,  the
        Indenture Trustee may do one or more of the following (subject to Section 5.05):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the
         Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust
         Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

                  (iv) in the event that all the Notes have been declared due and payable pursuant to Section 5.02, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of
Default described in Section 5.01(i) or Section 5.01(ii), unless (A) the Holders of 100% of the Outstanding Principal Amount of the Notes consent thereto, (B)
the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the
Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the
Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of at least 66-2/3% of the Outstanding Principal Amount of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V following any occurrence of a Monetary Event of Default and the acceleration of the maturities of the Notes pursuant to Section 5.02 (so long as such declaration shall not have been rescinded or annulled), it shall pay out the money or property (other than the Servicer's Yield, which may be retained by the Servicer in accordance with Section 5.08 of the Sale and Servicing
Agreement) in the following order:

                  FIRST:  to the Indenture Trustee for amounts due under Section 6.07;

                  SECOND:  to Class A  Noteholders  for amounts  due and unpaid on the Class A Notes for  interest, ratably,  without  preference  or  priority of any kind,  according  to the amounts due and payable on the
         Class A Notes for interest;

                  THIRD:  to  Holders  of  Class A Notes  for  amounts  due and  unpaid  on the  Class A Notes  for principal,  ratably,  without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for principal;

                  FOURTH:  to  Holders  of Class B Notes  for  amounts  due and  unpaid  on the  Class B Notes  for interest,  ratably,  without preference or priority of any kind,  according to the amounts due and payable on the Class B Notes for interest;

                  FIFTH:  to  Holders  of  Class B Notes  for  amounts  due and  unpaid  on the  Class B Notes  for principal,  ratably,  without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal; and

                  SIXTH:  to the Certificate Distribution Account.

         (c) If the Indenture Trustee collects any money or property pursuant to this Article V following any occurrence of a Non-Monetary Event of Default and the acceleration of the maturities of the Notes pursuant to Section 5.02 (so long as such declaration shall not have been rescinded or annulled), it shall pay out the money or property (other than the Servicer's Yield, which may be retained by the Servicer in accordance with Section 5.08 of the Sale and
Servicing Agreement) in the following order:

                  FIRST:  to the Indenture Trustee for amounts due under Section 6.07;

                  SECOND:  to  Holders  of the Class A Notes for  amounts  due and  unpaid on the Class A Notes for interest,  ratably,  without preference or priority of any kind,  according to the amounts due and payable on the Class A Notes for interest;

                  THIRD:  to  Holders  of the Class B Notes  for  amounts  due and  unpaid on the Class B Notes for interest,  ratably,  without preference of any kind, according to the amounts due and payable on the Class
         B Notes for interest;

                  FOURTH:  to  Holders  of Class A Notes  for  amounts  due and  unpaid  on the  Class A Notes  for principal,  ratably,  without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for principal;

                  FIFTH:  to  Holders  of  Class B Notes  for  amounts  due and  unpaid  on the  Class B Notes  for principal,  ratably,  without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal; and

                  SIXTH:  to the Certificate Distribution Account.

         (d) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture
Trustee a notice that states the record date, the payment date and the amount to be paid.

SECTION 5.05. Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the
Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when

determining whether or not to maintain possession of the Trust
Estate. In determining whether to maintain possession of the Trust Estate, the
Indenture Trustee may, but need not, obtain and rely upon an opinion of an
Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust
Estate for such purpose.

        SECTION 5.06. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the
         Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the Outstanding
         Principal Amount of the Notes have made written request to the
         Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture
         Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the
         Holders of a majority of the Outstanding Principal Amount of the Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other
Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Principal Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this
Indenture.

SECTION 5.07. Unconditional Rights of Noteholders to Receive Principal and
Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

        SECTION 5.08. Restoration of Rights and Remedies. If the Indenture Trustee or
any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such
Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

        SECTION 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        SECTION 5.10. Delay or Omission Not a Waiver. No delay or omission of the
Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

        SECTION 5.11. Control by Noteholders. The Holders of a majority (or 66-2/3% if an Event of Default has occurred and is continuing) of the Outstanding Principal
Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture
Trustee; provided that

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the express terms of Section 5.04, any
         direction to the Indenture Trustee to sell or liquidate the Trust
         Estate shall be by the Holders of Notes representing not less than 100%
         of the Outstanding Principal Amount of the Notes;

                  (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding
         Principal Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

                  (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

        SECTION 5.12. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the
Holders of Notes of not less than a majority of the Outstanding Principal Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; provided that no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; provided that no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

        SECTION 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as
Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to (a) any suit instituted by the
Indenture Trustee, (b) any suit instituted by any Noteholder, or group of
Noteholders, in each case holding in the aggregate more than 10% of the
Outstanding Principal Amount of the Notes or (c) any suit instituted by any
Noteholder for the enforcement of the payment of principal of or interest on any
Note on or after the respective due dates expressed in such Note and in this
Indenture (or, in the case of redemption, on or after the Redemption Date).

        SECTION 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and
the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture
Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        SECTION 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the

lien of this Indenture nor any rights or remedies of
the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture
Trustee shall be applied in accordance with Section 5.04(b).

        SECTION 5.16. Performance and Enforcement of Certain Obligations. (a) Promptly
following a request from the Indenture Trustee to do so and at the Seller's expense, the Issuer agrees to take all such lawful action as the Indenture
Trustee may request to compel or secure the performance and observance by (x)
the Seller and the Servicer, as applicable, of each of their obligations to the
Issuer under or in connection with the Sale and Servicing Agreement or (y) CFSC of its obligations under or in connection with the Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the
Seller or the Servicer of each of their obligations under the Sale and Servicing
Agreement.

         (b) If an Event of Default has occurred and is continuing, the
Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the
Holders of at least 66-2/3% of the Outstanding Principal Amount of the Notes
shall, exercise all rights, remedies, powers, privileges and claims of the
Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing
Agreement, and any right of the Issuer to take such action shall be suspended.

         (c) Promptly following a request from the Indenture Trustee to do so and at the Seller's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by CFSC of each of its obligations to the Seller under or in connection with the Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by CFSC of each of its obligations under the Purchase
Agreement.

         (d) If an Event of Default has occurred and is continuing, the
Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the
Holders of at least 66-2/3% of the Outstanding Principal Amount of the Notes
shall, exercise all rights, remedies, powers, privileges and claims of the
Seller against CFSC under or in connection with the Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by CFSC of each of its obligations to the Seller thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement, and any right of the Seller to take such action shall be suspended.

                                  ARTICLE VI

                              THE INDENTURE TRUSTEE

        SECTION 6.01. Duties of Indenture Trustee. (a) If an Event of Default has
occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this
         Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture
         Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, the Indenture
         Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this
         Indenture.

         The Indenture Trustee shall not be required to determine, confirm or recalculate the information contained in the Servicer's Certificate delivered to it pursuant to the Sale and Servicing Agreement.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                  (i) this paragraph does not limit the effect of subsection
6.01(b);

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

         (d) Every provision of this Indenture that in any way relates to the
Indenture Trustee is subject to subsections 6.01(a), (b) and (c);

         (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the
Issuer.

         (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this
Indenture or the Sale and Servicing Agreement.

         (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the
TIA.

        SECTION 6.02.     Rights of Indenture Trustee.  (a)  The  Indenture  Trustee may rely on any  document  believed by it to be genuine  and to have been  signed or  presented  by the proper  person.  The  Indenture  Trustee  need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee
shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute wilful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

        SECTION 6.03. Individual Rights of Indenture Trustee. The Indenture Trustee in
its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar,
co-registrar or co-paying agent may do the same with like rights. However, the
Indenture Trustee must comply with Sections 6.11 and 6.12.

        SECTION 6.04. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of the Trust Estate, this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture
Trustee's certificate of authentication.

        SECTION 6.05. Notice of Defaults. If a Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture
Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

        SECTION 6.06. Reports by Indenture Trustee to Holders. The Indenture Trustee
shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns, which shall include the information required to be distributed pursuant to the second to last paragraph of Section 5.06 of the Sale and Servicing Agreement. The
Indenture Trustee shall only be required to provide to the Noteholders the information given to it by the Servicer. The Indenture Trustee shall not be required to determine, confirm or recompute any such information.

        SECTION 6.07. Compensation and Indemnity. The Issuer shall pay to the Indenture
Trustee from time to time reasonable compensation for its services. The
Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture
Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services.
Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including the fees of either in-house counsel or outside counsel, but not both) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture
Trustee to so notify the Issuer and the Administrator shall not relieve the
Issuer of its obligations hereunder. The Issuer shall defend the claim and the
Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture
Trustee through the Indenture Trustee's own wilful misconduct, negligence or bad faith.

         The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture
Trustee incurs expenses after the occurrence of a Default specified in Section
5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Notwithstanding anything herein to the contrary, the Indenture
Trustee's right to enforce any of the Issuer's payment obligations pursuant to this Section 6.07 shall be subject to the provisions of Section 11.17.

        SECTION 6.08. Replacement of Indenture Trustee. No resignation or removal of the
Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture
Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in Outstanding
Principal Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with Section 6.11;

                  (ii) the Indenture Trustee is adjudged a bankrupt or
         insolvent;

                  (iii) a receiver or other public officer takes charge of the
         Indenture Trustee or its property; or

                  (iv) the Indenture Trustee otherwise becomes incapable of
         acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee, which successor shall be reasonably acceptable to the Seller.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture
Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring
Indenture Trustee, the Issuer or the Holders of not less than a majority in
Outstanding Principal Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any
Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

        SECTION 6.09. Successor Indenture Trustee by Merger. If the Indenture Trustee
consolidates with, merges or converts into, or transfers all or substantially all its corporate trust

business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee.
The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such
Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

        SECTION 6.10. Appointment of Co-Trustee or Separate Indenture Trustee. (a)
Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons reasonably acceptable to the Issuer to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the
Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to
Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the
         Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the
         resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the
Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this
Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the
Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        SECTION 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and its long-term unsecured debt shall be rated at least Baa3 by Moody's and BBB- by Standard & Poor's. The
Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1)
any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss.
310(b)(1) are met.

         Within 90 days after ascertaining the occurrence of an Event of Default which shall not have been cured or waived, unless authorized by the Commission, the Indenture Trustee shall resign with respect to the Class A Notes and/or the
Class B Notes in accordance with Section 6.08 of this Indenture, and the Issuer shall appoint a successor Indenture Trustee for one or both of such Classes, as applicable, so that there will be separate Indenture Trustees for the Class A
Notes and the Class B Notes. In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clauses (ii) and (iii) of TIA ss. 310(b).

         In the case of the appointment hereunder of a successor Indenture
Trustee with respect to any Class of Notes pursuant to this Section 6.11, the
Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture
Trustee all the rights, powers,

trusts and duties of the retiring Indenture
Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the
Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one
Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided therein.

        SECTION 6.12. Preferential Collection of Claims Against Issuer. The Indenture
Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

        SECTION 6.13. Appointment of Custodians. The Indenture Trustee may, with the consent of the Servicer and notice to the Rating Agencies, appoint U.S. Bank
National Association as Custodian to hold the Receivables Files in accordance with the Custodial Agreement. Subject to this Article VI, the Indenture Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the
Noteholders.

                                ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

        SECTION 7.01. Issuer To Furnish Indenture Trustee Names and Addresses of
Noteholders. The Issuer will furnish or cause to be furnished to the Indenture
Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the
Indenture Trustee may reasonably require, of the names and addresses of the
Holders of Notes as of such Record Date, (b) at such other times as the
Indenture Trustee may request in writing, within 30 days after receipt by the
Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

        SECTION 7.02. Preservation of Information; Communications to Noteholders. (a)
The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture
Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate, pursuant to TIA ss. 312(b), with other
Noteholders with respect to their rights under this Indenture or under the
Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

        SECTION 7.03.     Reports by Issuer.  (a)   The Issuer shall:

                  (i) file with the Indenture Trustee, within 15 days after the
         Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or
         15(d) of the Exchange Act;

                  (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Indenture Trustee (and the Indenture
         Trustee shall transmit by mail to all Noteholders described in TIA ss.
         313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.

         (b)      Unless the Issuer  otherwise  determines,  the fiscal year of the Issuer shall end on December 31 of each year.

        SECTION 7.04. Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each March 31 beginning with March 31, 2004, the Indenture
Trustee shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture
Trustee also shall comply with TIA ss. 313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture
Trustee if and when the Notes are listed on any stock exchange.

                               ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this

Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture.
Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this
Indenture and any right to proceed thereafter as provided in Article V.

        SECTION 8.02. Trust Accounts. (a) On or prior to the Closing Date, the Issuer shall cause the Servicer or the Seller, as applicable, to establish and maintain, in the name of the Issuer and subject to the security interest of the
Indenture Trustee the Trust Accounts as provided in Section 5.01 of the Sale and
Servicing Agreement.

         (b) On or before the second Business Day preceding each Distribution
Date, the Total Distribution Amount with respect to the preceding Collection
Period will be deposited in the Collection Account as provided in Section 5.02 of the Sale and Servicing Agreement. On each Distribution Date and Redemption
Date, the Indenture Trustee shall distribute all amounts on deposit in the
Collection Account and the Reserve Account in accordance with the instructions received from the Servicer pursuant to Section 4.09 of the Sale and Servicing
Agreement (except as otherwise provided in Section 5.04(b) or (c)).

        SECTION 8.03. General Provisions Regarding Accounts. (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and
(except with respect to the Certificate Distribution Account) reinvested by the
Indenture Trustee upon Issuer Order, subject to the provisions of Section
5.01(b) of the Sale and Servicing Agreement (which Issuer Order may be upon direction of the Servicer). All income or other gain from investments of moneys deposited in the Trust Accounts shall be deposited by the Indenture Trustee in the Collection Account, and any loss resulting from such investments shall be charged to such account. The Issuer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the
Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the
Indenture Trustee, to such effect.

         (b) Subject to Section 6.01(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such
Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         (c) If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 12:00
noon New York Time (or such other time as may be agreed by the Issuer and
Indenture Trustee) on any Business Day; or (ii) a Default or Event of Default
shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02, or, if such

Notes shall have been declared due and payable following an Event of
Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.05 as if there had not been such a declaration;
then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in investments under subparagraph (d) of the definition of Eligible Investments maturing prior to the succeeding
Distribution Date in accordance with Section 5.01(b) of the Sale and Servicing
Agreement.

        SECTION 8.04. Release of Trust Estate. (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture
Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) The Indenture Trustee shall, at such time as there are no Notes
Outstanding and all sums due the Indenture Trustee pursuant to Section 6.07 have been paid, release any remaining portion of the Trust Estate that secured the
Notes from the lien of this Indenture and release to the Issuer or any other
Person entitled thereto any funds then on deposit in the Trust Accounts. The
Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and
314(d)(1) meeting the applicable requirements of Section 11.01.

        SECTION 8.05. Opinion of Counsel. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to
Section 8.04(a), accompanied by copies of any instruments involved, and the
Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such
Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.01. Supplemental Indentures Without Consent of Noteholders. (a)
Without the consent of the Holders of any Notes but with prior notice to the
Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an
Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to

the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the
Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the
         applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any
         property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any
         provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not, as evidenced by an
         Opinion of Counsel, adversely affect in any material respect the interests of the Holders of the Notes;

                  (vi) to evidence and provide for the acceptance of the
         appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI; or

                  (vii) to modify, eliminate or add to the provisions of this
         Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer
Order, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this
Indenture; provided, however, that such action shall not, as evidenced by an
Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder. The Issuer and the Indenture Trustee, when authorized by an
Issuer Order, may, also without consent of any of the Holders of the Notes, enter into an indenture or indentures supplemental hereto for the purpose of substituting credit enhancement for any Class of Notes; provided, however, that the Rating Agency Condition with respect thereto shall have been satisfied.

        SECTION 9.02. Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of a majority of the Outstanding Principal Amount of the Notes, by Act of such
Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                  (ii) reduce the percentage of the Outstanding Principal Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this
         Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (iv) reduce the percentage of the Outstanding Principal Amount of the Notes required to direct the Indenture Trustee to direct the
         Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

                  (v) modify any provision of this Section 9.02 except to
         increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each
         Outstanding Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date
         (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

                  (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the
         Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture
Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        SECTION 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this
Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the
Indenture Trustee's own rights, duties, liabilities or immunities under this
Indenture or otherwise.

        SECTION 9.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the
Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

        SECTION 9.05. Conformity With Trust Indenture Act. Every amendment of this
Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this
Indenture shall then be qualified under the TIA.

        SECTION 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this
Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture
Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                  ARTICLE X

                               REDEMPTION OF NOTES

        SECTION 10.01. Redemption. The Class A-3 Notes and the Class B Notes shall be redeemed in whole, but not in part, on any Distribution Date after the Class A-1
Notes and the Class A-2 Notes have been paid in full on which the Servicer exercises the option to purchase the Owner Trust Estate pursuant to Section
9.01(a) of the Sale and Servicing Agreement; provided, however, that such purchase is subject to such payment resulting in the Issuer having available funds sufficient to pay (i) all amounts due pursuant to Section 5.04(b)(i) of the Sale and Servicing Agreement and (ii) the aggregate Redemption Price for the
Class A-3 Notes and the Class B Notes. The Issuer shall furnish the Rating
Agencies notice of such redemption. If the Class A-3 Notes and the Class B Notes are to be redeemed pursuant to this Section 10.01, the Issuer shall furnish notice of such redemption to the Indenture Trustee not later than 15 days prior to the Redemption Date, and the Issuer shall deposit in the Collection Account not later than two Business Days prior to the Redemption Date the Redemption
Price of the Class A-3 Notes to be redeemed and the Redemption Price of the
Class B Notes to be redeemed, whereupon all such Class A-3 Notes and Class B
Notes shall be due and payable on the Redemption Date upon the furnishing of a notice and the deposit of the Redemption Price in the Collection Account complying with Section 10.02 to each Holder of the Notes.

        SECTION 10.02. Form of Redemption Notice. (a) Notice of redemption under Section
10.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

         All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price; and

                  (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

         Notice of redemption of the Notes shall be given by the Indenture
Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to

any Holder of any Note shall not impair or
affect the validity of the redemption of any other Note.

        SECTION 10.03. Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall, following notice of redemption as required by Section
10.02, on the Redemption Date become due and payable at the Redemption Price and
(unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption
Price.

                                   ARTICLE XI

                                  MISCELLANEOUS

        SECTION 11.01. Compliance Certificates and Opinions etc. (a) Upon any
application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture
Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii)
(if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the
         examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) (i)......Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the
Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's

Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer is required to furnish to the
         Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i)
         above, the Issuer shall also deliver to the Indenture Trustee an
         Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Principal Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Principal Amount of the Notes.

                  (iii) Other than with respect to the release of any Purchased
         Receivables or Liquidated Receivables or payments pursuant to Section
         3.03, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture
         Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the
         Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii) above, the Issuer shall also furnish to the Indenture Trustee an
         Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than Purchased
         Receivables and Liquidated Receivables or payments pursuant to Section
         3.03, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Principal Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Principal Amount of the Notes.

                  (v) Notwithstanding Section 2.09 or any other provision of this Section, the Issuer may, without complying with clauses (i)-(iv)
         above, (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed Equipment as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust
         Accounts as and to the extent permitted or required by the Basic
         Documents.

        SECTION 11.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only

one such Person, or that they be so
certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an
Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer or the
Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer or the
Administrator, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

        SECTION 11.03. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01)
conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the
Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

        SECTION 11.04. Notices, etc. to Indenture Trustee, Issuer and Rating Agencies.
Any request, demand, authorization, direction, notice, consent, waiver or Act of
Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

         (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee and received at its Corporate Trust
Office, or

         (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to: Caterpillar Financial Asset Trust
2003-A, in care of Chase Manhattan Bank USA, National Association, as Owner
Trustee, c/o JP Morgan Chase, 500 Stanton Christiana Road, OPS4, 3rd Floor,
Newark, Delaware 19713, Attention: Institutional Trust Services, with a copy to the Administrator, at the following address: Caterpillar Financial Services
Corporation, 2120 West End Avenue, Nashville, Tennessee 37203-1071 or at any
other address previously furnished in writing to the Indenture Trustee by Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         (c) the Rating Agencies by the Issuer, the Indenture Trustee or the
Owner Trustee shall be sufficient for every purpose hereunder if in writing, personally delivered or mailed by certified mail, return receipt requested to
(i) in the case of Moody's, at the following address: Moody's Investors Service,
Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and
(ii) in the case of Standard & Poor's, at the following address: Standard &
Poor's Ratings Services, 55 Water Street (40th Floor), New York, New York 10041,
Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

        SECTION 11.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given
(unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such
Noteholder's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture
Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder and shall not under any circumstance constitute a Default or
Event of Default.

        SECTION 11.06. Alternate Payment and Notice Provisions. Notwithstanding any
provision of this Indenture or any of the Notes to the contrary, to the extent satisfactory to the Indenture Trustee, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the
Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the
Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

        SECTION 11.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the TIA, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

        SECTION 11.08. Effect of Headings and Table of Contents. The Article and Section
headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        SECTION 11.09. Successors and Assigns. All covenants and agreements in this
Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All covenants and agreements of the Indenture
Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

        SECTION 11.10. Severability. In case any provision in this Indenture or in the
Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 11.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors

hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the
Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

        SECTION 11.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

        SECTION 11.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW
PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL
OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        SECTION 11.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 11.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

        SECTION 11.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the
Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture
Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or
of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

        SECTION 11.17. No Petition. Notwithstanding any prior termination of this
Indenture, the Indenture Trustee, by entering into this Indenture, and each
Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller or the Trust, or voluntarily join in any institution against the Seller or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic
Documents.

        SECTION 11.18. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall, and shall cause its representatives, to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                                     CATERPILLAR FINANCIAL ASSET
                                  TRUST 2003-A,

                                                     By:  CHASE MANHATTAN BANK
                                                     USA, NATIONAL ASSOCIATION, not in its individual capacity
                                                     but solely as Owner Trustee,

                                                     By:
                                                        -----------------------------------------------------------
                                                              Name:      John J. Cashin
                                                              Title:     Vice President

                                                     U.S. BANK NATIONAL
                                                     ASSOCIATION, not in its
                                                     individual capacity but as
                                                     Indenture Trustee,

                                                     By:
                                                        -----------------------------------------------------------
                                                              Name:      Melissa Rosal
                                                              Title:     Vice President

         STATE OF NEW YORK,                          )
                                                     ) ss.:
         COUNTY OF NEW YORK,                         )

         BEFORE ME, the undersigned authority, a Notary Public in and for said
County and State, on this day personally appeared John J. Cashin known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Vice President and that she/he executed the same as the corporation for the purpose and consideration therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of May, 2003.

                                  Notary Public

                                     [Seal]
         My commission expires:

2

         STATE OF ILLINOIS,                          )
                                                     ) ss.:
         COUNTY OF CHICAGO                           )

         BEFORE ME, the undersigned authority, a Notary Public in and for said
County and State, on this day personally appeared Melissa Rosal known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Vice President and that she/he executed the same as the corporation for the purpose and consideration therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of May, 2003.

                                  Notary Public

                                     [Seal]
         My commission expires:

3

                                                                                                          EXHIBIT A

                             SCHEDULE OF RECEIVABLES

                                                                                                          EXHIBIT B

                              FORM OF CLASS A NOTE

REGISTERED                                                                                            $___________*

No. ____

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                                                  CUSIP NO.________

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO
CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS CLASS A NOTE IS PAYABLE IN INSTALLMENTS AS SET
FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE
AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                     CATERPILLAR FINANCIAL ASSET TRUST 2003-A
                          [1.22938%] [1.25%] [1.66%] [CLASS A-l] [CLASS A-2] [CLASS A-3]
                               ASSET BACKED NOTES

         Caterpillar Financial Asset Trust 2003-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the
"Issuer"), for value received, hereby promises to pay to [_________], or registered assigns, the principal sum of [____________] DOLLARS
($[____________]) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[INSERT
INITIAL PRINCIPAL AMOUNT OF CLASS A NOTE] and the denominator of which is
[$226,300,000] [for Class A-1 Notes]] [$143,000,000] [for Class A-2 Notes]]
[$284,500,000][for Class A-3 Notes] ] by (ii) the aggregate amount, if any, payable pursuant to the priorities set forth in the Sale and Servicing Agreement and the Indenture in respect of principal on the [Class A-1] [Class A-2] [Class
A-3] Notes pursuant to Section 8.02(b) of the Indenture; provided, however, entire unpaid principal amount of this Class A Note shall be due and payable on
[the earlier of [May 25, 2004 [for Class A-1]] [October 25, 2005 [for Class
A-2]] [December 26, 2007 [for Class A-3]] [and the Redemption Date, if, any,
pursuant to Section 10.01 of the Indenture [for Class A-3 Notes]]. No payments of principal of the Class A-2 Notes shall be made until the principal of the
Class A-l Notes has been paid in its entirety, and no payments of principal of the Class A-3 Notes shall be made until the principal of the Class A-1 Notes and the Class A-2 Notes has been paid in its entirety. The Issuer will pay interest on this Class A Note at the [Class A-1] [Class A-2] [Class A-3] Note Interest
Rate on each Distribution Date until the principal of this Class A Note is paid or made available for payment, on the principal amount of this Class A Note outstanding on the preceding Distribution Date after giving effect to all payments of principal made on such preceding Distribution Date (or in the case of the first Distribution Date, on the initial principal amount of this Class A
Note). Interest will accrue for each Distribution Date, with respect to the
Class A-1 Notes, from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from May 28, 2003 to but excluding such Distribution
Date and, with respect to the Class A-2 Notes and the Class A-3 Notes, from and including the 25th day of the month prior to such Distribution Date to but excluding the 25th day of the month of such Distribution Date. Interest will be computed, with respect to the Class A-1 Notes, on the basis of a 360-day year and the actual number of days elapsed and, with respect to the Class A-2 Notes and the Class A-3 Notes, on the basis of a 360-day year of twelve 30 day months.
Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the
Issuer with respect to this Class A Note shall be applied first to interest due and payable on this Class A Note as provided above and then to the unpaid principal of this Class A Note.

         Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A
Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:                                                CATERPILLAR FINANCIAL ASSET
                                                       TRUST 2003-A

                                                     By:    Chase Manhattan Bank USA, National Association, not
                                                              in its individual capacity but solely as Owner
                                                              Trustee under the Trust Agreement,

                                                     By:
                                                        -----------------------------------------------------------
                                                              Name:
                                                              Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Notes designated above and referred to in the within-mentioned Indenture.

                                                     U.S.     BANK NATIONAL
                                                              ASSOCIATION, not
                                                              in its individual
                                                              capacity but
                                                              solely as
                                                              Indenture Trustee,

                                                     By:
                                                        -----------------------------------------------------------
                                                              Name:
                                                              Title:

                                [REVERSE OF NOTE]

         This Class A Note is one of the [Class A-1] [Class A-2] [Class A-3]
Notes of a duly authorized issue of Class A Notes of the Issuer, designated as its [1.22938%] [1.25%] [1.66%] [Class A-1] [Class A-2] [Class A-3] Asset Backed
Notes (herein called the "Class A Notes"), all issued under an Indenture dated as of May 1, 2003 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and U.S. Bank National Association, as trustee (the "Indenture Trustee", which term includes any successor Indenture
Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of
the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the
Indenture, as so supplemented or amended.

         The Class A Notes are and will be equally and ratably secured by the collateral granted to the Indenture Trustee as provided in the Indenture.

         Principal of the Class A Notes will be payable on each Distribution
Date in an amount described on the face hereof. "Distribution Date" means the
25th day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 2003.

         As described above, the entire unpaid principal amount of this Class A
Note shall be due and payable on the earlier of [May 25, 2004 [for Class A-1]]
[October 25, 2005 [for Class A-2] [December 26, 2007 [for Class A-3]], and the
Redemption Date, if any, pursuant to Section 10.01 of the Indenture.
Notwithstanding the foregoing, the entire unpaid principal amount of the Class A
Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the
Class A Notes representing a majority of the Outstanding Principal Amount of the
Class A Notes have declared the Class A Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A Notes of a Class shall be made pro rata to the Class A
Noteholders of such Class entitled thereto.

         Payments of interest on this Class A Note due and payable on each
Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Class A Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class A Note
(or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency
(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable
Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution
Date shall be binding upon all future Holders of this

Note and of any Class A
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Distribution Date, then the Indenture
Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such
Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Indenture Trustee's principal Corporate
Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

         The Issuer shall pay interest on overdue installments of interest at the [Class A-1] [Class A-2] [Class A-3] Note Interest Rate to the extent lawful.

         [As provided in the Indenture, the Class A-3 Notes may be redeemed in whole, but not in part, by the Issuer, upon the exercise by the Servicer of its option to repurchase the Receivables on any Distribution Date on or after the date on which the Note Value is ten percent or less of the Initial Note Value.]

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note
Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the
Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by acceptance of a Class A Note or, in the case of a Note Owner, a beneficial interest in a Class A Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the
Class A Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the
Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its
individual capacity, any holder of a beneficial interest in the Issuer, the
Owner Trustee or the Indenture Trustee or of any successor or assign of the
Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Class A Noteholder or Class A Note Owner, by acceptance of a Class
A Note or, in the case of a Class A Note Owner, a beneficial interest in a Class
A Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Trust or the
Seller, or join in any institution against the Trust or the Seller of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Class A Notes, the Indenture or the Basic
Documents.

         It is the intent of the Seller, the Class A Noteholders, the Class B
Noteholders, the Class A Note Owners, the Class B Note Owners, the Issuer, the
Certificateholder and the Certificate Owner that the Class A Notes will be classified as indebtedness of the Issuer for all United States tax purposes. The
Class A Noteholders, by acceptance of a Class A Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Class
A Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the
Indenture Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the
Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the
Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Principal Amount of all Notes at the time
Outstanding. The Indenture also contains provisions permitting the Holders of
Notes representing specified percentages of the Outstanding Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the
Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note. The Indenture also permits the Indenture
Trustee to amend or waive certain terms and conditions set forth in the
Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Class A Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the
Holders of Notes under the Indenture.

         The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Class A Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Class A
Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place, and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Chase Manhattan Bank USA, National
Association in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class A Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The
Holder of this Class A Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                         (name and address of assignee)

the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
      --------------------------------------         --------------------------------------------------------------
     *
                                                                          Signature Guaranteed:

                                                                                                          EXHIBIT C

                              FORM OF CLASS B NOTE

REGISTERED                                                                                            $___________*

No. ____

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                                                  CUSIP NO.________

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO
CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS CLASS B NOTE IS PAYABLE IN INSTALLMENTS AS SET
FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE
AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS CLASS B NOTE MAY NOT BE HELD BY OR TRANSFERRED TO ANY PERSON WHO
IS NOT (A) A CITIZEN OR RESIDENT OF THE UNITED STATES, (B) A CORPORATION OR
PARTNERSHIP ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES, ANY STATE
THEREOF, OR ANY POLITICAL SUBDIVISION OF EITHER (INCLUDING THE DISTRICT OF
COLUMBIA) OR (C) AN ESTATE OR TRUST, THE INCOME OF WHICH IS INCLUDIBLE IN GROSS
INCOME FOR UNITED STATES TAX PURPOSES, REGARDLESS OF ITS SOURCE (ANY SUCH PERSON
DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A
"U.S. PERSON"). IF REQUESTED BY THE SELLER, THE TRUST OR THE ADMINISTRATOR, THE
HOLDER OF THIS CLASS B NOTE MUST PROVIDE AN AFFIDAVIT AND RELATED TAX FORMS
PURSUANT TO SECTION 2.13(b) OF THE INDENTURE REFERRED TO HEREIN TO THE SELLER
CERTIFYING THAT SUCH PERSON IS A U.S. PERSON. NOTWITHSTANDING THE REGISTRATION
IN THE NOTE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS B
NOTE TO A

PERSON OTHER THAN A U.S. PERSON, SUCH REGISTRATION SHALL BE DEEMED TO
BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO
BE A CLASS B NOTEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED
TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CLASS B NOTE. EACH HOLDER OF THIS CLASS
B NOTE BY ACCEPTANCE OF THIS NOTE SHALL BE DEEMED TO HAVE CONSENTED TO THIS
PARAGRAPH.

                    CATERPILLAR FINANCIAL ASSET TRUST 2003-A
                        CLASS B 2.27% ASSET BACKED NOTES

         Caterpillar Financial Asset Trust 2003-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the
"Issuer"), for value received, hereby promises to pay [_________], or registered assigns, the principal sum of [____________] DOLLARS ($[____________]) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $17,000,000 and the denominator of which is $17,000,000 by (ii) the aggregate amount, if any, payable pursuant to the priorities set forth in the Sale and Servicing Agreement and the Indenture in respect of principal on the Class B Notes pursuant to
Section 8.02(b) of the Indenture; provided, however, entire unpaid principal amount of this Note shall be due and payable on the earlier of March 25, 2009 and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. No payments of principal of the Class B Notes shall be made until the principal of the Class A Notes has been paid in its entirety. The Issuer will pay interest on this Class B Note at the Class B Note Interest Rate on each Distribution Date until the principal of this Class B Note is paid or made available for payment, on the principal amount of this Class B Note outstanding on the preceding
Distribution Date after giving effect to all payments of principal made on such preceding Distribution Date (or in the case of the first Distribution Date, on the initial principal amount of this Class B Note). Interest on this Class B
Note will accrue for each Distribution Date from and including the 25th day of the month prior to such Distribution Date to but excluding the 25th day of the month of such Distribution Date. Interest will be computed on the basis of a
360-day year of twelve 30-day months. Such principal of and interest on this
Class B Note shall be paid in the manner specified on the reverse hereof.
Payments of principal and interest on this Class B Note are subordinated to the payment of principal and interest on the Class A Notes to the extent provided in the Indenture and the Sale and Servicing Agreement.

         The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the
Issuer with respect to this Class B Note shall be applied first to interest due and payable on this Class B Note as provided above and then to the unpaid principal of this Class B Note.

         Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class B
Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:                                                CATERPILLAR FINANCIAL ASSET
                                                       TRUST 2003-A,

                                                     By:    Chase Manhattan Bank USA, National Association,
                                                              not in its individual capacity but solely as Owner
                                                              Trustee under the Trust Agreement,

                                                     By:
                                                        -----------------------------------------------------------
                                                           Name:
                                                           Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class B Notes designated above and referred to in the within-mentioned Indenture.

                                                     U.S.     BANK NATIONAL
                                                              ASSOCIATION, not
                                                              in its individual
                                                              capacity but
                                                              solely as
                                                              Indenture Trustee,

                                                     By:
                                                        -----------------------------------------------------------
                                                          Name:
                                                          Title:

                            [REVERSE OF CLASS B NOTE]

         This Class B Note is one of the Class B Notes of a duly authorized issue of Class B Notes of the Issuer, designated as its 2.27% Class B Asset
Backed Notes (herein called the "Class B Notes"), all issued under an Indenture dated as of May 1, 2003 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and U.S. Bank National Association, as trustee (the "Indenture Trustee," which term includes any successor Indenture
Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of
the Notes. The Class B Notes are subject to all terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class B Notes are and will be secured by the collateral granted to the Indenture Trustee as provided in the Indenture.

         Principal of the Class B Notes will be payable on each Distribution
Date in an amount described on the face hereof. "Distribution Date" means the
25th day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 2003.

         As described above, the entire unpaid principal amount of this Class B
Note shall be due and payable on the earlier of March 25, 2009 and the
Redemption Date, if any, pursuant to Section 10.01 of the Indenture.
Notwithstanding the foregoing, the entire unpaid principal amount of the Class B
Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the
Class B Notes representing a majority of the Outstanding Principal Amount of the
Class B Notes have declared the Class B Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

         Payments of interest on this Class B Note due and payable on each
Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Class B Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class B Note
(or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to the Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency
(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable
Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution
Date shall be binding upon all future Holders of this Class B Note and of any
Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be

available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such
Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

         The Issuer shall pay interest on overdue installments of interest at the Class B Note Interest Rate to the extent lawful.

         As provided in the Indenture, the Class A-3 Notes and the Class B Notes
may be redeemed in whole, but not in part, by the Issuer, upon the exercise by the Servicer of its option to repurchase the Receivables on any Distribution
Date on or after the date on which the Note Value is ten percent or less of the
Initial Note Value.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note
Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the
Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the
Class B Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the
Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its
individual capacity, any holder of a beneficial interest in the Issuer, the
Owner Trustee or the Indenture Trustee or of any successor or assign of the
Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Trust or the Seller, or join in any institution against the Trust or the Seller of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Class B Notes, the Indenture or the Basic Documents.

         It is the intent of the Seller, the Class A Noteholders, the Class B
Noteholders, the Class A Note Owners, the Class B Note Owners, the Issuer, the
Certificateholders and the Certificate Owners that, the Class B Notes will be classified as indebtedness of the Issuer for all United States tax purposes. The
Class B Noteholders, by acceptance of a Class B Note, agree to treat, and to take no action inconsistent with the treatment of, the Class B Notes for such tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Class
B Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the
Indenture Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the
Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the
Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Principal Amount of all Notes at the time
Outstanding. The Indenture also contains provisions permitting the Holders of
Notes representing specified percentages of the Outstanding Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the
Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note. The Indenture also permits the Indenture
Trustee to amend or waive certain terms and conditions set forth in the
Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Class B Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the
Holders of Notes under the Indenture.

         The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Class B Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Class B
Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place, and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Chase Manhattan Bank USA, National
Association in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class B Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The
Holder of this Class B Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                         (name and address of assignee)

the within Class B Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Class B Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
      --------------------------------------         --------------------------------------------------------------
     *
                                                                          Signature Guaranteed:

--------
      * This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

* Denominations of $1,000 and integral multiples thereof.

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. *
Denominations of $1,000 and integral multiples thereof.

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.